UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

W.W. Grainger, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000232917_1 R1.0.0.51160 W.W. GRAINGER, INC. W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 Annual Meeting March 02, 2015 April 29, 2015 April 29, 2015 10:00 AM CDT 100 Grainger Parkway Lake Forest, Illinois 60045

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . 0000232917_2 R1.0.0.51160 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2015 to facilitate timely delivery.

Voting items 0000232917_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Rodney C. Adkins 02 Brian P. Anderson 03 V. Ann Hailey 04 William K. Hall 05 Stuart L. Levenick 06 Neil S. Novich 07 Michael J. Roberts 08 Gary L. Rogers 09 James T. Ryan 10 E. Scott Santi 11 James D. Slavik The Board of Directors recommends you vote FOR proposals 2, 3 and 4: 2 Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2015. 3 Say on Pay: Advisory proposal to approve compensation of the Company's Named Executive Officers. 4 Proposal to approve the W.W. Grainger, Inc. 2015 Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000232917_4 R1.0.0.51160

Questions and Answers Why am I receiving this Notice regarding the availability of Proxy Materials? WHY DID I RECEIVE THIS NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS (“NOTICE”)? Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials. The Notice gives you instructions on how to view Grainger’s proxy materials and vote online or how to receive a full set of printed materials by mail. HOW DO I VIEW THE PROXY MATERIALS ONLINE? Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow . xxxx xxxx xxxx xxxx located on the Notice. WHAT IF I PREFER TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS? You can easily request a paper copy at no cost. You will need the information on the Notice that is printed in the box marked by the arrow . xxxx xxxx xxxx xxxx and select one of the three options below. ¦ By INTERNET at www.proxyvote.com. ¦ By TELEPHONE, toll-free at 1-800-579-1639. ¦ By sending an E-MAIL to sendmaterial@proxyvote.com; simply enter the information in the box marked by the arrow . xxxx xxxx xxxx xxxx from the Notice in the subject line. No other information is necessary.

Questions and Answers Why am I receiving this Notice regarding the availability of Proxy Materials? CAN I REQUEST TO RECEIVE A FULL SET OF PRINTED PROXY MATERIALS FOR FUTURE MEETINGS RATHER THAN RECEIVING A NOTICE? Yes, you may request to receive proxy materials for all future meetings by going to www.proxyvote.com or dialing 1-800-579-1639 and following the specific instructions. HOW CAN I VOTE MY SHARES? ¦ You may vote your shares via the INTERNET at www.proxyvote.com. ¦ If you vote by going to www.proxyvote.com, you will need to provide the information printed in the box marked by the arrow . xxxx xxxx xxxx xxxx located on the Notice. You are encouraged to read all of the proxy materials before voting your shares as they contain important information for making an informed voting decision. ¦ You may vote your shares BY MAIL by requesting a paper copy of the proxy materials that include a proxy card or voting instruction form. ¦ You may vote your shares BY PHONE by viewing the proxy materials online first at www.proxyvote.com, or by requesting a copy of the proxy materials, and then by using the toll-free number provided on the proxy card or voting instruction form. ¦ You may also vote your shares IN PERSON at our annual meeting of shareholders. Please refer to the proxy statement for specific instructions on how to register to attend the meeting. You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count. For more information please visit, www.sec.gov/spotlight/proxymatters/e-proxy.shtml